Exhibit 10.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE SUCH SECURITIES BEFORE THE EARLIER OF (I) NOVEMBER 14, 2009 AND (II) THE CLEARANCE DATE (AS HEREIN DEFINED).

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 14, 2009.

THE SECURITIES REPRESENTED BY THIS SPECIAL WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THIS SPECIAL WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS SPECIAL WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SPECIAL WARRANT HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE ACT.

JULY 13, 2009

INTELGENX TECHNOLOGIES CORP.
a corporation incorporated under the laws of Delaware
and having its principal office at
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

NO. SW- ●	● SPECIAL WARRANTS Each entitling the holder to acquire one (1) common share and one (1) common share purchase warrant of IntelGenx Technologies Corp., subject to adjustment in certain circumstances.

SPECIAL WARRANTS

THIS IS TO CERTIFY THAT for value received ● (the “Holder”) is the registered holder of the number of Special Warrants stated above and is entitled, for each whole Special Warrant represented hereby, to receive one fully paid and non-assessable Unit Share and one Warrant of the Corporation, subject to certain stated events and to adjustments as provided for herein. Each Warrant shall entitle its holder to purchase one Warrant Share at a price of

US$0.80 from the time of issue thereof until 5:00 p.m. (Toronto time) on July 13, 2012, all in accordance with the terms of the Warrant Certificate.

Definitions

(a)	“Agents” means Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd.;

(b)	“AMF” means Autorité des Marchés Financiers;

(c)	“Automatic Exercise Date” means 4:59 p.m. (Toronto time) on the date that is the earlier of (a) the Clearance Date, and (b) the Expiry Time;

(d)	“Broker Shares” means the Common Shares issued to the Agents in connection with the Offering;

(e)

“Business Day” means a day which is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario or the City of Montreal, Quebec or a statutory holiday in the United States on which commercial banks are open for business;

(f)

“Clearance Date” means the date which is five Business Days following the later of (i) the date the Corporation receives a Receipt for the Prospectus, and (ii) the date the Registration Statement is declared effective by the SEC;

(g)	“Clearance Deadline” means the date which is 120 days following the Closing Date;

(h)	“Closing Date” means July 13, 2009;

(i)	“Common Shares” means the shares of common stock with a par value of US$0.0001 in the capital of the Corporation;

(j)	“Compensation Option Share” means a Common Share that is issuable upon exercise of a Compensation Option;

(k)

“Compensation Options” means the compensation options issued to the Agents in connection with the Offering, with each Compensation Option entitling the holder thereof to acquire one Compensation Option Share at an exercise price equal to US$0.80 until July 13, 2012;

(l)	“Corporation” means IntelGenx Technologies Corp.;

(m)

“Current Market Price” means, in relation to a Common Share, the price of a Common Share at any date calculated as the price per Common Share equal to the weighted average price at which the Common Shares have traded on the principal Canadian stock exchange or, if the Common Shares are not listed, the over-the-counter market, on which the Common Shares are then listed or posted for trading during the 20 consecutive trading days (on each of which at least 500 Common Shares are traded in board lots) ending on the fifth trading day immediately prior to such date as reported by such market or exchange on which the Common Shares are then trading or quoted. If the Common Shares are not then traded in the over-the-counter market or on a recognized Canadian stock exchange, the Current Market Price of the Common Shares shall be fair market value of the Common Shares as determined by a nationally or internationally recognized investment dealer or investment banker;

(n)	“Exercise Date” means the date on which the Corporation has received a duly completed Subscription Notice;

(o)	“Exercise Period” means any time at or prior to the Automatic Exercise Date;

(p)	“Expiry Time” means 5:00 p.m. (Toronto time) on November 14, 2009;

(q)	“Holder” means the owner of the Special Warrants as evidenced by this Special Warrant Certificate;

(r)	“International Jurisdiction” means any jurisdiction other than and outside of Canada and the United States;

(s)	“Offering” means the private placement offering by the Corporation of up to 11,250,000 Special Warrants at a price of $0.40 per Special Warrant;

(t)	“Prospectus” means the final short-form prospectus (or long-form prospectus, if applicable) qualifying the distribution of the Unit Shares and Warrants issuable upon exercise of the Special Warrants;

(u)	“Qualifying Provinces” means Quebec and each of the provinces in Canada in which purchasers of Special Warrants pursuant to the Offering are resident and in which a Prospectus has been filed;

(v)	“Receipt” means a decision document issued by the AMF in its capacity as principal regulator in accordance with Multilateral Instrument 11-202 – Passport System and National Policy 11-202 –

Process for Prospectus Reviews in Multiple Jurisdictions evidencing that a receipt has been issued or deemed to be issued in each of the Qualifying Provinces;

(w)

“Registration Statement” means an S-1 registration statement filed with the SEC in accordance with the U.S. Securities Act qualifying the Unit Shares and Warrants issuable upon exercise of the Special Warrants, the Warrant Shares, the Compensation Options, the Compensation Option Shares and the Broker Shares;

(x)	“SEC” means the United States Securities and Exchange Commission;

(y)

“Securities Laws” means, as applicable, the securities legislation and securities laws of the AMF and each Selling Jurisdiction and International Jurisdiction, and the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and ruling issued or adopted by the Securities Regulators, collectively, and the rules of the TSXV;

(z)

“Securities Regulators” means, as applicable, the AMF and the securities commissions or other securities regulatory authorities of the Selling Jurisdictions and International Jurisdictions, including the SEC, or, as the context may require, any one or more of the Selling Jurisdictions, the International Jurisdictions and the SEC;

(aa)

“Selling Jurisdictions” means the provinces of British Columbia, Alberta, Ontario and Manitoba and such other Canadian provinces (except Quebec) and International Jurisdictions as agreed upon by the Company and the Agents where Purchasers are resident;

(bb)	“Special Warrant Certificate” means a certificate representing the Special Warrants;

(cc)	“Special Warrants” means the special warrants purchased in the Offering and represented herein;

(dd)	“Subscription Notice” means the subscription notice in the form attached to this Special Warrant Certificate as Schedule A;

(ee)	“TSX” means the Toronto Stock Exchange;

(ff)	“TSXV” means the TSX Venture Exchange;

(gg)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(hh)	“Unit” means a unit of the Corporation, comprising one Unit Share and one Warrant, issuable upon exercise or deemed exercise of the Special Warrants;

(ii)	“Unit Share” means one Common Share issuable upon exercise of a Special Warrant, as described in this Special Warrant Certificate;

(jj)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(kk)	“Warrant” means one warrant of the Corporation issuable upon exercise of a Special Warrant, as described in this Special Warrant Certificate;

(ll)	“Warrant Certificate” means a certificate representing the Warrants;

(mm)	“Warrant Share” means a Common Share issuable upon exercise of a Warrant.

Capitalized terms used herein without definition have the meanings ascribed thereto in the agency agreement dated July 13, 2009 among the Corporation and the Agents.

1.

Creation and Issue of Special Warrants

The Corporation hereby creates and authorizes the issue of up to 11,250,000 Special Warrants. The issue price per Special Warrant is hereby authorized at $0.40.

2.	Terms of Special Warrants

2.1

The Special Warrants represented hereby may be exercised at any time, and from time to time, by the Holder hereof on or prior to the Automatic Exercise Date, for one Unit, without payment of any further consideration and subject to adjustment in accordance with the provisions and exercise procedures set forth herein. In the event that such Holder exercises the Special Warrants prior to the Automatic Exercise Date, the Unit Shares and Warrants shall be issued with the applicable legends as appropriate indicating that the securities are subject to a “hold period” and resale restrictions under applicable securities laws as set forth herein.

2.2

Each Special Warrant that has not been exercised on or prior to the Automatic Exercise Date shall be deemed to be exercised and surrendered by the Holder to the Corporation without further consideration and subject to adjustment as provided for herein, for one Unit on the Automatic Exercise Date.

2.3

In the event that the Clearance Date has not occurred on or prior to the Clearance Deadline, each unexercised Special Warrant will thereafter be automatically deemed exercised without further consideration for 1.1 Units (instead of one Unit) on the Automatic Exercise Date, provided that the balance of the provisions of this Special Warrant Certificate shall continue to apply, mutatis mutandis.

2.4

No certificate evidencing fractional Special Warrants shall be issued or otherwise provided for and a Holder shall not be entitled to any cash or other consideration in lieu of any fractional interest in a Special Warrant or claim thereto.

2.5

The number of Unit Shares and Warrants which may be acquired pursuant to the exercise or deemed exercise of the Special Warrants shall be adjusted in the events and in the manner specified in Section 9 herein.

2.6

All Special Warrants shall rank pari passu, whatever may be the actual date of issue thereof.

2.7

No Holder shall have any further rights under this Special Warrant Certificate (other than the right to receive Units in respect of Special Warrants duly exercised or deemed to be exercised prior to or at the Expiry Time, as the case may be), after the Expiry Time and the Special Warrants shall be null and void and of no effect from and after the Expiry Time.

3.	Method of Exercise of Special Warrants

3.1

During the Exercise Period, the Holder may exercise all or any number of whole Special Warrants represented hereby, upon delivering to the Corporation at its principal office noted above this Special Warrant Certificate, together with a duly completed and executed Subscription Notice evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Special Warrants set forth in the Subscription Notice (which shall not be greater than the number of Special Warrants represented by this Special Warrant Certificate as adjusted from time to time pursuant to Sections 9 and 10 of this Special Warrant Certificate). If the Holder is not exercising all Special Warrants represented by this Special Warrant Certificate, the Holder shall be entitled to receive, without charge, a new Special Warrant Certificate representing the number of Special Warrants which is the difference between the number of Special Warrants represented by the then original Special Warrant Certificate and the number of Special Warrants being so exercised.

3.2

The Subscription Notice shall be executed by the Holder or the Holder’s executors, administrators or other legal representatives or the Holders or their attorney duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, acting reasonably and shall specify: (i) the number of Units which the Holder wishes to acquire (being not more than that number which the Holder is entitled to acquire pursuant to the Special Warrant Certificate(s) so surrendered); and the person or persons in whose name or names such Units are to be issued, the address(es) of such person(s) and the number of Units to be issued to each such person if more than one is so specified. If any of the Units subscribed for are to be issued to a person(s) other than the Holder, the signature set out in the Subscription Notice shall be guaranteed by a Canadian chartered bank, a Canadian trust company, medallion guaranteed by a recognized medallion signature guarantee program or in any other manner satisfactory to Corporation, and the Holder shall pay or cause to be paid to the Corporation all applicable transfer or similar taxes, if any, and the Corporation shall not be required to issue or deliver certificates evidencing the said Units unless or until such Holder shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

3.3

The Holder shall be deemed to have become the holder of record of Unit Shares and Warrants on the Exercise Date; provided, however, that if such date is not a Business Day then the Unit Shares and Warrants shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Unit Shares and Warrants on the next following Business Day. Within three (3) Business Days of the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail or pre-paid courier to his, her or its address specified in the register of the Corporation or on the Subscription Notice, one or more certificates for the appropriate number of issued and outstanding Unit Shares and the appropriate number of Warrant Certificates.

4.	Deemed Exercise of Special Warrants

4.1

In the event that a Holder has not exercised his Special Warrants in accordance with the provisions hereof, all Special Warrants then held by such Holder shall be deemed to be exercised and surrendered by such Holder without further action on the Holder's part into Units on the Automatic Exercise Date.

4.2

In the case of Special Warrants which are deemed to be exercised pursuant to Section 4.1, within three (3) Business Days after the Exercise Date the Corporation shall cause to be mailed to the address of the Holder of the Special Warrants so exercised last appearing on the register of Holders maintained by the Corporation, certificates representing the Unit Shares and Warrants to be issued pursuant to any such exercise of Special Warrants, registered in the name of such Holder along with a notice of the deemed exercise.

5.

Legends on Certificates

5.1

The certificates representing the Special Warrants (and the Unit Shares and Warrants forming the Units, if issued before the Expiry Time if such issuance precedes the receipt by the Corporation of the Receipt) and all certificates issued in exchange therefor or in substitution thereof prior to the Expiry Time, if such exchange or substitution precedes the receipt by the Corporation of the Receipt shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 14, 2009.”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE [INSERT ON SPECIAL WARRANTS ONLY: AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THESE SECURITIES] MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT NOVEMBER 14, 2009.”

6.

United States

6.1

The Special Warrants represented by this Special Warrant Certificate may not be exercised in the United States or by or on behalf of a U.S. Person nor will the Unit Shares and Warrants issuable upon exercise of these Special Warrants be registered or delivered to an address in the United States, unless the Unit Shares and Warrants issuable upon exercise of these Special Warrants have been registered in accordance to the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act or the securities laws of any U.S. state is available, and the Corporation receives an opinion of counsel to such effect in form and substance satisfactory to it. As used herein, the terms “United States” and “U.S. Person” have the meanings ascribed to them in Regulation S under the U.S. Securities Act.

Each Special Warrant Certificate, and each certificate representing the Unit Shares and Warrants, issued upon exercise therefor (including upon the exercise or deemed exercise of a Special Warrant Certificate) or each Special Warrant Certificate issued in substitution thereof or otherwise issued in exchange for a Special Warrant, shall bear the following legends until such time as the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THESE SECURITIES MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THESE SECURITIES [For Special Warrants insert:: AND SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE ACT.

7.

Cancellation of Special Warrants

All Special Warrant Certificates surrendered to the Corporation pursuant hereto (including those deemed exercised and surrendered under Section 4) shall be cancelled and, after the expiry of any period of retention prescribed by law, destroyed by the Corporation.

8.

Representations, Warranties and Covenants

The Corporation represents and warrants that it is duly authorized and has the corporate and lawful power and authority to create and issue the Special Warrants and to perform its obligations hereunder and that this Special Warrant Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms, and the Corporation further covenants and agrees that, until the Expiry Time, while any of the Unit Shares and Warrants represented by this Special Warrant Certificate shall be outstanding;

(a)

it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of exercise herein provided, as such right of exercise may be adjusted pursuant to Sections 9 and 10 of this Special Warrant Certificate;

(b)

all Unit Shares which shall be issued upon the exercise herein provided for, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof;

(c)	all Warrants which shall be issued upon the exercise herein provided for shall be duly and validly created and issued;

(d)

the Corporation shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder and all applicable Securities Laws including those necessary to remain a reporting issuer not in default of any requirement of such applicable Securities Laws;

(e)	the Corporation shall use all reasonable efforts to preserve and maintain its corporate existence;

(f)

the Corporation shall use all reasonable efforts to maintain the listing of the Common Shares (or any shares or securities, whether of the Corporation or another company or entity, into which the Common Shares of the Corporation may from time to time be converted, reclassified or exchanged) on the TSXV or such other recognized stock exchange or quotation system on which the Common Shares of the Corporation may trade, to the Expiry Time.

(g)

The Corporation covenants to use its commercially reasonable efforts to, as soon as practicable following the date hereof and in any event, within 30 days following the date hereof, (i) obtain the Receipt for the preliminary prospectus; (ii) resolve all comments received or deficiencies raised by the AMF in respect of the preliminary prospectus as expeditiously as possible; and (iii) file the Prospectus and obtain a final Receipt as soon as possible thereafter and in no event later than 4:59 p.m. (Toronto time) on the Clearance Deadline.

(h)

The Corporation covenants and agrees to use its commercially reasonable efforts to, as soon as practicable following the date hereof and, in any event, within 30 days following the date hereof: (i) prepare and file with the SEC the Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Corporation, on such form of registration statement as is then applicable); (ii) settle any comments of the SEC as soon as possible thereafter; and (iii) file and have declared effective a final Registration Statement. The Corporation shall use its commercially reasonable efforts to have the final Registration Statement declared effective by the SEC as soon as practicable and, in any event, no later than 4:59 p.m. (Toronto time) on the Clearance Deadline, provided that if the Clearance Date has not occurred prior to the Clearance Deadline, the Corporation shall continue to use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the Clearance Deadline;

(i)

In addition to the aforementioned covenants, the Corporation shall use (i) commercially reasonable efforts to file with the AMF and the commissions in each of the Qualifying Provinces a preliminary prospectus in respect of the distribution of the Units issuable on the exercise of the Special Warrants on the Business Day following the date hereof, and the Prospectus within seven days thereafter, and in each case promptly thereafter obtain a Receipt, and (ii) use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the date hereof.

9.

Adjustment of Number of Units Issuable Upon Exercise or Deemed Exercise

If the Clearance Date has not occurred on or before the Clearance Deadline, then a holder of Special Warrants shall, notwithstanding any other provision hereof, be entitled, upon exercise or deemed exercise, to acquire 1.1 Unit Shares and 1.1 Warrants for each Special Warrant, subject to adjustment in accordance with the following provisions of this Section 9 at no additional cost to the Holder. The number of Warrants issuable upon exercise or deemed exercise of the Special Warrants and the exercise price of such Warrants shall be subject to adjustment in the manner set forth in the Warrant Certificate upon the occurrence of any event set forth in such Warrant Certificate at any time between the date hereof and the date of exercise or deemed exercise of such Special Warrants. The number of Unit Shares issuable on exercise or deemed exercise of a Special Warrant shall be subject to adjustment from time to time as follows:

(a)	if and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation shall:

	(i)	subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

	(ii)	reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

(a “Share Reorganization”) the number of Unit Shares issuable on exercise or deemed exercise of each Special Warrant then outstanding shall be adjusted immediately after the record date at which the holders of Common Shares are determined for the purpose by multiplying the number of Common Shares theretofore obtainable on the exercise or deemed exercise thereof immediately prior to the record date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such record date and the denominator shall be the total number of Common Shares outstanding immediately prior to such record date;

(b)

if and whenever at any time from the date hereof and prior to the Expiry Time, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than a Share Reorganization as described in Section 9(a) above or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity (other than to one or more of the Corporation’s wholly owned subsidiaries or to one or more entities that will be a wholly owned subsidiary after the completion of such transaction) (a “Capital Reorganization”), any Holder who has not exercised its Special Warrants prior to the effective date of such Capital Reorganization event, upon the exercise or deemed exercise of the Special Warrants thereafter, shall be entitled to receive and shall accept, in lieu of the number of Unit Shares such Holder would otherwise be entitled to acquire, the number of shares or other securities or other property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such Capital Reorganization, if, on the record date or the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Unit Shares to be acquired by it if all Special Warrants then held by such Holder had been exercised or deemed to be exercised immediately prior to such record date or effective date. If determined appropriate by the Corporation to give effect to or to evidence the provisions of this Section 9(b), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the fullest extent possible, for the application of the provisions set forth in this Special Warrant Certificate with respect to the rights and interests thereafter of the Holders to the end that the provisions set forth in this Special Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be possible, with respect to any shares, other securities or other property to which a Holder is entitled on the exercise or deemed exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 9(b) and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

(c)

if and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the distribution to all or substantially all of the holders of Common Shares of rights, options or warrants entitling them for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per share to the holder (or at an exchange or conversion price per share) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the number of Unit Shares issuable on exercise or deemed exercise of each Special Warrant shall be adjusted effective immediately after such record date for the Rights Offering by multiplying the number of Unit Shares theretofore obtainable on the exercise or deemed exercise thereof immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable); and

	(ii)	the denominator of which shall be the aggregate of:

		(A)	the total number of Common Shares outstanding on such record date; and

		(B)	the quotient obtained by dividing:

(1)

the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);

by

			(2)	the Current Market Price of the Common Shares as of the record date for the Rights Offering.

Any Common Shares owned by or held for the account of the Corporation or any of its subsidiaries or a partnership in which the Corporation is directly or indirectly a party will be deemed not to be outstanding for the purpose of any such computation. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the number of Unit Shares issuable on exercise or deemed exercise of each Special Warrant shall be readjusted effective immediately after the date of expiry based upon the number of Common Shares actually delivered upon the exercise of the rights, options or warrants, as the case may be. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering, less than all of such securities have been exchanged or converted into Common Shares, then the number of Unit Shares issuable on exercise or deemed exercise of each Special Warrant shall be readjusted effective immediately after the date of expiry based upon the number of exchangeable or convertible securities actually delivered upon exercise of the rights, options or warrants, as the case may be.

(d)	If and whenever during the date hereof and prior to the Expiry Time, the Corporation shall issue or distribute to all or to substantially all the holders of Common Shares:

(i)

securities of the Corporation including shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets and including evidences of its indebtedness, or

	(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the number of Unit Shares to be issued by the Corporation under the Special Warrants shall, at the time of exercise or deemed exercise, be appropriately adjusted and the Holder shall receive, in lieu of the number of Unit Shares in respect of which the right is then being exercised, the aggregate number of Unit Shares or other securities or property that the Holder would have been entitled to receive as a result of such event if, on the record date therefore, the Holder had been the registered holder of the number of Unit Shares to which the Holder was theretofore entitled upon the exercise or deemed exercise of the Special Warrants.

10.

Rules Regarding Calculation of Adjustments

The following rules and procedures shall be applicable to the adjustments made pursuant to Section 9:

10.1

The adjustments provided for in Section 9 are cumulative, and shall, in the case of adjustments to the number of Unit Shares be computed to the nearest one one-hundredth of a Unit Share and shall be made successively whenever an event referred to therein shall occur, subject to the following paragraphs of this Section 10.

10.2

No adjustment shall be made in the number of Unit Shares purchasable upon exercise or deemed exercise of this Special Warrant unless it would result in a change of at least one one-hundredth of a Unit Share; provided, however, that any adjustments which, except for the provisions of this Section 10(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

10.3

No adjustment in the number of Unit Shares purchasable upon exercise or deemed exercise of the Special Warrants shall be made in respect of any event described in Section 9, other than the events referred to in Section 9(b), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised its Special Warrants prior to or on the effective date or record date of such event. The terms of the participation of the Holder in such event shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading.

10.4

No adjustment in the number of Unit Shares shall be made pursuant to Section 9 in respect of the issue from time to time:

(i)	of Unit Shares purchasable on exercise or deemed exercise of the Special Warrants represented by this Special Warrant Certificate;

(ii)

in respect of the issue from time to time as dividends paid in the ordinary course of Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend pursuant to a dividend reinvestment plan or similar plan adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading and applicable securities laws;

(iii)

of Common Shares pursuant to any stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal Canadian stock exchange or over-the- counter market on which the Common Shares are then listed or quoted for trading and applicable securities laws, and such other stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading and applicable securities laws;

(iv)	the payment of interest on any outstanding notes;

(v)	the issuance of securities in connection with strategic license agreements and other partnering arrangements; or

(vi)	full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity;

and any such issue shall be deemed not to be a Share Reorganization or Capital Reorganization.

10.5

If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the number of Unit Shares purchasable upon exercise or deemed exercise of any Special Warrant shall be required by reason of the setting of such record date.

10.6

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to this Special Warrant Certificate, including the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the holder of such Special Warrant Certificate is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

10.7

In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 9(d) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

10.8

Any question or dispute that at any time or from time to time arises with respect to the amount of any adjustment pursuant to Section 9 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall be binding upon the Corporation and the Holder. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Common Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 24 describing such determination.

On the happening of each and every such event set out in Section 9, the applicable provisions of this Special Warrant Certificate, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

11.

Postponement of Subscription

In any case in which Section 9 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such an event:

(a)

issuing to the holder of any Special Warrant exercised or deemed to be exercised after such record date and before the occurrence of such event, the additional Unit Shares issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, and

(b)	delivering to such holder any distributions declared with respect to such additional Unit Shares after such Exercise Date and before such event;

provided, however, that the Corporation shall deliver or cause to be delivered to such Holder, an appropriate instrument evidencing such Holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the number of Unit Shares purchasable on the exercise or deemed exercise of any Special Warrant and to such distributions declared with respect to any additional Unit Shares issuable on the exercise or deemed exercise of any Special Warrant.

12.

Notice of Adjustment

At least 10 Business Days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to this Special Warrant Certificate, including the number of Unit Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Corporation shall be required to provide holders of Common Shares in respect of any such event, the Corporation shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such notice has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment. Failure or delay in giving said notice shall not invalidate any action or event giving rise to an adjustment hereunder.

13.

Entitlement to Securities on Exercise or Deemed Exercise of Special Warrant

All shares of any class or other securities which a Holder is at the time in question entitled to receive on the exercise or deemed exercise of its Special Warrant, whether or not as a result of adjustments made pursuant to this Section 9, shall, for the purposes of the interpretation of this Special Warrant Certificate, be deemed to be securities which such Holder is entitled to acquire pursuant to such Special Warrant.

14.

Register of Holders

The Corporation shall maintain at its principal office a register of Holders in which shall be entered the names and addresses of the Holders of the Special Warrants and of the number of Special Warrants held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

15.

No Fractional Units

The Corporation shall not be required to issue fractional Units in satisfaction of its obligations hereunder. Any fractional interest in a Unit Share or Warrant shall be rounded down to the nearest whole number without any further payment or consideration therefor.

16.

Enforcement By Holder

Subject as herein provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

17.

Exchange of Certificates

The registered Holder of this Special Warrant Certificate may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at its principal office, exchange this Special Warrant Certificate for one or more Special Warrant Certificates entitling the Holder to subscribe in the aggregate for the same number of Unit Shares and Warrants as is expressed in this Special Warrant Certificate. Any Special Warrant Certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

18.

Lost or Stolen Certificates

If this Special Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Special Warrant Certificate of like denomination, tenor and date as the Special Warrant Certificate so stolen, lost, mutilated or destroyed.

19.

Transferability

This Special Warrant Certificate and the Special Warrants represented hereby are not transferable and no transfer of Special Warrants shall be valid.

20.

Contractual Right of Rescission

The Corporation has agreed that in the event that a holder of Special Warrants who acquires Unit Shares and Warrants upon the exercise of such Special Warrants, as provided for in the Prospectus is or becomes entitled under the Securities Laws to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission of both the Holder’s exercise of its Special Warrants and the private placement transaction pursuant to which the Special Warrants were initially acquired and shall be entitled in connection with such rescission to a full refund from the Corporation of the amount of the aggregate subscription price paid on the acquisition of the Special Warrants to the Corporation. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such assignee shall be entitled to exercise such rights of rescission and refund as if such permitted assignee was such original subscriber. The provisions of this section are a direct contractual right extended by the Corporation (but specifically not by any of the Agents or the directors, officers or other agent of the Corporation) to holders of Special Warrants, assignees (in respect of whom such rights are hereby granted to, and received by, the Agents in trust for assignees) of such holders and holders of Unit Shares and Warrants acquired by such holders on exercise of Special Warrants and are in addition to any other right or remedy available to a holder of Special Warrants under section 130 of the Securities Act (Ontario) or otherwise at law. The foregoing contractual rights of action for rescission shall be subject to the defences described under section 130 of the Securities Act (Ontario) which is incorporated herein by reference, mutatis mutandis, and any other defence or defences available to the Corporation under applicable laws, rules and instruments. No action shall be commenced to enforce the foregoing rights of action for rescission more than 180 days after payment is made for the Special Warrants.

21.

Not A Shareholder

Except as expressly set out herein, the holding of this Special Warrant Certificate or the Special Warrants represented hereby shall not constitute a Holder hereof a holder of Unit Shares or Warrants nor entitle it to any right of interest in respect thereof.

22.

Meetings of Holders

The Holders shall have the right to convene meetings to amend the provisions of the Special Warrant Certificates and the rights thereunder in accordance with the terms and procedures as set forth in Schedule B to this Special Warrant Certificate.

23.

Severability

If any one or more of the provisions or parts thereof contained in this Special Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Special Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Special Warrant Certificate in any other jurisdiction.

24.

Notice

Any notice, document or communication required or permitted by this Special Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication rested prior to transmission, to such party addressed as follows:

(a)	to the Holder, in the register to be maintained pursuant to section 14 hereof; and

(b)	to the Corporation at:

IntelGenx Technologies Corp. 6425 Abrams Ville St-Laurent, Québec H4S 1X9

Attention: President Telecopier: (514) 331-0436

25.

Time of the Essence

Time is of the essence hereof.

26.

Enurement

This Special Warrant Certificate shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors is binding upon the Corporation and its successors and assigns.

27.

Governing Law

This Special Warrant Certificate and the Special Warrants represented hereby shall be governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF this Special Warrant Certificate has been executed on behalf of IntelGenx Technologies Corp. as of the _____ day of July, 2009.

INTELGENX TECHNOLOGIES CORP.

By: ____________________________________________ Horst G. Zerbe President and Chief Executive Officer

Schedule A

SUBSCRIPTION NOTICE

TO:	INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

The undersigned registered Holder of the attached Special Warrant Certificate, hereby:

(a)

subscribes for _____________________________ common shares (“Unit Shares”) and _____ common share purchase warrants (“Warrants”) (or such number of Unit Shares or Warrants or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto under the Special Warrant Certificate) of IntelGenx Technologies Corp. (the “Corporation”); and

(b)	delivers herewith the above-mentioned Special Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Unit Shares and Warrants.

The undersigned hereby directs that the said Unit Shares and Warrants be registered as follows:

	Address(es)	Number of	Number of
Name(s) in full	(including Postal Code)	Unit Shares	Warrants

Total: ______

(Please print full name in which share certificates are to be issued.

(c)

certifies either (i) that the undersigned is not a U.S. Person or a person in the United States, and is not acquiring any of the Unit Shares or Warrants hereby subscribed for the account or benefit of a U.S. Person or a person in the United States, and none of the persons listed in paragraph (b) above is a U.S. Person or a person in the United States, other than an Accredited Investor as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended, or (ii) as of the date hereof there is an effective registration statement filed with the United States Securities and Exchange Commission covering the issuance of the Unit Shares and Warrants. For purposes hereof the terms “United States” and “U.S. Person” shall have the meanings ascribed to them in Regulation S under the U.S. Securities Act of 1933, as amended.

DATED this _____ day of _____, 20__ .

(Signature of Subscriber)

(Print Name of Subscriber)

(Address of Subscriber in full)

The certificates will be mailed by registered mail to the address appearing in this Subscription Notice.

Schedule B

MEETINGS OF HOLDERS

1.

On receipt of an instrument signed in one or more counterparts by Holders entitled to acquire in the aggregate not less than 20% of the aggregate number of Common Shares which could be acquired pursuant to the exercise of all Special Warrants then unexercised and outstanding, requesting that the Corporation take some action or proceeding specified in such instrument (a “Holders' Request”) and upon being indemnified to its reasonable satisfaction by the Holders who signed such Holders' Request against the cost which may be incurred in connection with the calling and holding of such meeting, the Corporation shall call and convene a meeting of the Holders. In the event of the Corporation failing to so call a meeting within seven days after receipt of such Holders' Request and indemnity given as aforesaid, the Corporation or the Holders who signed such Holders' Request may call and convene such meeting. Every such meeting shall be held in the city of Toronto, Ontario, or at such other place as may be approved or determined by the Corporation.

2.

At least 21 days’ prior notice of any meeting of Holders shall be given to the Holders and a copy of such notice shall be sent by mail. Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Holders to make a reasoned decision on the matter or matters to be brought before the meeting, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Schedule B.

3.

An individual (who need not be a Warrantholder) designated in writing by the Corporation shall be chairman of any meeting of Holders and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Holders present in person or by proxy shall choose some individual present to be chairman.

4.

Subject to the provisions of Section 11 of this Schedule B, at any meeting of the Holders a quorum shall consist of Holders present in person or by proxy and holding at least 20% of the aggregate number of the then outstanding Special Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Holders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Holders or on a Holders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a business day, in which case it shall be adjourned to the next following business day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting of Holders unless a quorum is present at the commencement of the meeting. At the adjourned meeting the Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold at least 20% of the aggregate number of the then outstanding Special Warrants.

5.

The chairman of any meeting of Holders at which a quorum of the Holders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjustment need be given except such notice, if any, as the meeting may prescribe.

6.

Every question submitted to a meeting of Holders shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution (as defined in Section 11 of this Schedule B) shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.

On every extraordinary resolution, and on any other question submitted to a meeting of Holders and after a vote by show of hands when demanded by the chairman or by one or more of the Holders acting in person or by proxy, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Holders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Special Warrant then held or represented by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

8.	The Corporation may from time to time make and from time to time vary such regulations as it shall think fit for:

	(a)	the setting of the record date for a meeting of Holders for the purpose of determining Holders entitled to receive notice of and to vote at the meeting;

(b)

the issue of voting certificates by any bank, trust company or other depository satisfactory to the Corporation stating that the Special Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Special Warrant Certificates specified therein;

(c)

the deposit of voting certificates and instruments appointing proxies at such place and time as the Corporation or the Holders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(d)

the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed or sent by other means of prepaid, transmitted, recorded communication before the meeting to the Corporation at the place where the meeting is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

	(e)	the form of the instrument of proxy; and

	(f)	generally for the calling of meetings of Holders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Except as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 9 of this Schedule B), shall be Holders or their counsel, or proxies of Holders.

9.	The Corporation by its directors and officers, and the counsel for the Corporation may attend any meeting of the Holders, but shall have no vote as such, unless in their capacity as a Warrantholder.

10.	The Holders at a meeting shall, subject to the provisions of Section 11 of this Schedule B, have the power, exercisable from time to time by extraordinary resolution:

(a)

to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Holders under Special Warrant Certificates or on behalf of the Holders against the Corporation whether such rights arise under the Special Warrant Certificates or otherwise;

	(b)	to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Holders;

(c)

to direct or to authorize the enforcement of any of the covenants on the part of the Corporation contained in the Special Warrant Certificates or to enforce any of the rights of the Holders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)

to waive any default on the part of the Corporation in complying with any provisions of the Special Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)

to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in the Special Warrant Certificates or to enforce any of the rights of the Holders;

(f)

to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

	(g)	to assent to any change in or omission from the provisions contained in the Special Warrant Certificates or any ancillary or supplemental instrument which may be agreed to by the Corporation; and

(h)

to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

11.

(a)

The expression “extraordinary resolution” when used in this Special Warrant Certificate means, subject to as hereinafter provided in this Section 11 and in Section 14 of this Schedule B, a resolution proposed at a meeting of Holders duly convened for that purpose and held in accordance with the provisions of this Schedule B, at which there are present in person or by proxy Holders holding at least 20% of the aggregate number of the then outstanding Special Warrants and passed by the affirmative votes of Holders holding not less than 66 2/3% of the aggregate number of the then outstanding Special Warrants represented at the meeting and voted on the poll upon such resolution.

(b)

If, at the meeting of Holders at which an extraordinary resolution is to be considered, Holders holding at least 20% of the aggregate number of the then outstanding Special Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Holders or on a Holders' Request, shall be dissolved, but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be determined by the chairman. Not less than 10 days' prior notice shall be given of the time and place of such adjourned meeting. Such notice shall state that at the adjourned meeting the Holders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote shall be an “extraordinary resolution” notwithstanding that Holders holding at least 20% of the aggregate number of the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

	(c)	Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

12.

Any one or more of the powers or any combination of the powers exercisable by the Holders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Holders to exercise such power or powers or combination of powers then or thereafter from time to time.

13.

Minutes of all resolutions and proceedings at every meeting of Holders shall be made and duly entered in books to be provided from time to time for that purpose by the Corporation at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings taken, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

14.

All actions which may be taken and all powers that may be exercised by the Holders at a meeting held as provided in this Schedule B may also be taken and exercised by Holders holding at least 66 2/3% of the aggregate number of the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Holders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Special Warrant Certificate shall include an instrument so signed.

15.

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Schedule B at a meeting of Holders shall be binding upon all of the Holders, whether present at or absent from such meeting, and every instrument in writing signed by Holders in accordance with Section 14 of this Schedule B shall be binding upon all of the Holders, whether signatories thereto or not, and each and every Warrantholder shall be bound to give effect accordingly to every such resolution and instrument in writing.